                                                                        BD DRAFT
                                                                         4/19/02


                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     CITIZENS FUNDS - WITH RESPECT TO ITS SERIES CITIZENS GLOBAL EQUITY FUND
                     AND CITIZENS INTERNATIONAL GROWTH FUND

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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                         CITIZENS GLOBAL EQUITY FUND(R)
                      CITIZENS INTERNATIONAL GROWTH FUND-SM-
                                230 Commerce Way
                              Portsmouth, NH 03801

                                 April 30, 2002

Dear Shareholder:

         As I wrote you last month, SSgA Funds Management, Inc. (SSgA) has been selected as the subadviser for the Citizens Global Equity and Citizens International Growth Funds. Enclosed is an information statement relating to the approval of new subadvisory agreements by and among Citizens Funds, Citizens Advisers, Inc. (the Funds' manager), and SSgA. This information statement explains why the Board of Trustees approved subadvisory agreements with SSgA as the new subadviser for each Fund.

Citizens Funds has obtained exemptive relief from the Securities and Exchange Commission, which authorizes our Trustees to approve new subadvisers in lieu of a shareholder vote under certain circumstances. The information statement describes SSgA and the terms of our subadvisory agreements with them and is intended to provide you with more in-depth information. It is not a proxy statement and, therefore, you're not required to vote.

If you have any questions, please feel free to call your shareholder service representative at (800) 223-7010. The shareholder services department is open from 9am to 6pm Eastern Standard Time, Monday through Friday.

                                               Best regards,



                                               John L. Shields
                                                  President

                  PRELIMINARY MATERIALS - NOT FOR DISTRIBUTION

                         CITIZENS GLOBAL EQUITY FUND(R)
                     CITIZENS INTERNATIONAL GROWTH FUND-SM-
                                230 Commerce Way
                              Portsmouth, NH 03801
                            Telephone: (800) 223-7010

                              INFORMATION STATEMENT

This Information Statement is being provided to shareholders of Citizens Global Equity Fund and Citizens International Growth Fund (collectively, the "Funds"), each a series of Citizens Funds (the "Trust"), in lieu of a proxy statement pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. The exemptive order permits the Funds' investment manager, under certain circumstances, to hire new subadvisers with the approval of the Trust's Board of Trustees, but without obtaining shareholder approval. Pursuant to the exemptive order, the Trust has agreed to provide certain information about any new subadvisers to the Funds' shareholders. Accordingly, shareholders are not required to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Trust, a Massachusetts business trust organized on November 19, 1982, is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust presently consists of eight separate series, each with its own investment objective, policies, assets and liabilities: Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Money Market Fund, Citizens Income Fund, Citizens Emerging Growth Fund, Citizens Core Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Value Fund. Citizens International Growth Fund commenced operations on December 20, 2000. Citizens Global Equity Fund commenced operations on February 8, 1994. The Trust's Board of Trustees has the authority to create additional series and may do so from time to time. The mailing address of the Funds and the Trust is 230 Commerce Way, Portsmouth, New Hampshire 03801.

THE ANNUAL REPORT FOR THE FUNDS FOR THE PERIOD ENDED JUNE 30, 2001, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED DECEMBER 31, 2001, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE UPON REQUEST WITHOUT CHARGE BY CONTACTING CITIZENS FUNDS, 230 COMMERCE WAY, PORTSMOUTH, NEW HAMPSHIRE 03801 OR BY CALLING TOLL-FREE, (800) 223-7010.

This Information Statement is being mailed on or about _________ __, 2002.

BACKGROUND

Citizens Advisers, Inc., a New Hampshire corporation (the "Manager"), 230 Commerce Way, Portsmouth, New Hampshire 03801, manages the assets of each Fund pursuant to a Management Agreement, dated June 1, 1992, amended and restated as of July 3, 2001 (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of any party to such Agreement (the "Independent Trustees"), on May 21, 2001. The Management Agreement was most recently approved by shareholders of the Citizens Global Equity Fund on July 3, 2001 and was approved by the initial shareholder of the Citizens International Growth Fund on December 20, 2000.

Subject to the terms of the Management Agreement, the Manager provides the Funds with overall investment management services, and subject to such policies as the Board of Trustees may determine, makes investment decisions for the Funds. The Manager may delegate some or all of its duties under the Management Agreement to one or more subadvisers in accordance with the provisions of the 1940 Act, the Trust's Declaration of Trust and By-Laws and any policies and determinations of the Board of Trustees. The Manager may terminate the services of any subadviser at any time.

MANAGEMENT AGREEMENT

As noted above, the Manager manages the assets of each Fund pursuant to the terms of the Management Agreement. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to either Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Manager or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940
Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Manager is responsible for determining which securities are to be bought and sold for each Fund, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in each Fund's current registration statement under the 1940 Act. The Manager is required to use its best efforts in rendering these services.

The Management Agreement also provides that the Manager may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Manager nor any subadvisers will be liable for any loss to the Funds sustained by reason of the

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purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. However, the Manager and any subadvisers will not be protected against liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the Management Agreement or the applicable subadvisory agreement.

The Management Agreement states that the Manager or any affiliate of the Manager may act as investment adviser or principal underwriter for any other entity, and that the Manager or any affiliate shall not be restricted from buying, selling or trading securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided the Manager represents that it will not undertake any activities which, in its sole judgment, will adversely affect the performance of its obligations to the Trust under the Management Agreement.

The Management Agreement also provides that the Manager and any subadviser will have no responsibility or liability for the accuracy or completeness of each Fund's current registration statement under the 1940 Act, except for information supplied by the Manager. Under the terms of the Management Agreement, the Trust agrees to indemnify the Manager and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

The Manager also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract. The Manager sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties. Fees under this contract (based on average annual net assets) and expenses are payable twice monthly, but in no event less frequently than semi-annually, and may be up to 0.10% for each Fund.

MANAGEMENT FEES

Under the Management Agreement, each Fund pays the Manager a management fee at the following annual rate:

FUND                                                   MANAGEMENT FEE
Citizens Global Equity Fund                            1.00%
Citizens International Growth Fund                     1.05%

The management fees are payable twice monthly, but in no event less frequently than semi-annually, and are computed as of the close of business on each business day at the annual rates indicated above.

The fees paid to the Manager for services provided to the Global Equity Fund, net of expense waivers and reimbursements, for the period from July 1, 2000 through June 30, 2001, were $3,184,963. For the period from December 20, 2000 (commencement of operations) through June 30, 2001, after waivers and

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reimbursements, the Manager did not receive any fees for services provided to the International Growth Fund.

FORMER AND INTERIM SUBADVISORY AGREEMENTS

Clemente Capital, Inc. ("Clemente"), served as subadviser of the Global Equity Fund from February 8, 1994 to October 16, 2001, and as subadviser of the International Growth Fund from December 20, 2000 to October 16, 2001. Since October 17, 2001, SSgA Funds Management, Inc. ("SSgA") has managed the assets of each Fund that were previously managed by Clemente.

SSgA, a registered investment adviser and Massachusetts corporation, maintains its principal office at Two International Place, Boston, Massachusetts. From October 17, 2001 to February 24, 2002, SSgA managed the assets of the Funds on an interim basis, with the approval of the Board of Trustees. Since February 25, 2002, SSgA has served as the subadviser for the Funds under the new subadvisory agreements described below.

The Board of Trustees terminated the Funds' subadvisory agreements with Clemente based upon information provided to them regarding Clemente's performance as subadviser, its financial statements and its personnel, and upon the Manager's recommendations. These recommendations were based on the Manager's evaluation of the services provided by Clemente, and of its performance as subadviser, its financial statements and the experience, qualifications and integrity of its personnel.

NEW SUBADVISORY AGREEMENTS

The Board of Trustees has approved subadvisory agreements with SSgA which allow SSgA to continue to serve as subadviser to each Fund (the "New Subadvisory Agreements"). Each New Subadvisory Agreement will continue in effect for successive annual periods after each Agreement's effectiveness so long as such effectiveness is approved at least annually by a vote of a majority of the Trustees of the Funds who are not interested persons of the Funds, or of the Manager or of SSgA, at a meeting specifically called for the purpose of voting on such approval, and by the Trustees of the Funds or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund.

Each New Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees of the applicable Fund, by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Manager, on not more than 60 days' nor less than 30 days' written notice to SSgA. Each New Subadvisory Agreement may be terminated by SSgA on not less than 90 days' notice to the Trustees of the Funds and the Manager. Each New Subadvisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

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Under each New Subadvisory Agreement, SSgA will manage the investment operations and the composition of such portion of each Fund's assets as the Manager may designate from time to time, including the purchase, retention and disposition thereof, in accordance with each Fund's investment objective and policies as stated in each Fund's current registration statement, subject to the provisions of the 1940 Act. In addition, SSgA will furnish a continuous investment program for each Fund, and determine from time to time what investments or securities will be purchased, retained or sold by each Fund, and what portion of the assets will be invested or held uninvested as cash.

Each New Subadvisory Agreement provides that the Manager will furnish SSgA with an approved list of securities from which SSgA will select. SSgA may purchase securities which it has suggested for addition to the approved list and for which SSgA has prescreened based upon criteria provided by the Manager. Each New Subadvisory Agreement also provides that SSgA will maintain the books and records with respect to each Fund's securities transactions, will render periodic and special reports to the Board of Trustees and the Manager as each may reasonably request, and will provide each Fund and the Manager with a list of all securities transactions as reasonably requested by the Fund or the Manager.

Each New Subadvisory Agreement provides that the investment advisory services of SSgA provided to the Fund and Manager are not to be deemed exclusive, and SSgA is free to render similar services to others.

In the absence of willful misfeasance, bad faith or gross negligence on the part of SSgA in the performance of its duties under each New Subadvisory Agreement, reckless disregard of its duties under each New Subadvisory Agreement or loss resulting from breach of SSgA's fiduciary duty, SSgA will not be subject to any liability to the Manager, either Fund, or any of the Funds' shareholders for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under each New Subadvisory Agreement for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the applicable Fund.

The description of the New Subadvisory Agreements set forth herein is qualified in its entirety by the provisions in the New Subadvisory Agreements included herewith as Appendix A.

SUBADVISORY FEES

The Manager, not the Funds, pays all subadvisory fees. The fees payable under the Subadvisory Agreements with Clemente were computed and paid monthly in U.S. dollars based on an annual rate of the applicable Fund's average net assets. The fees payable under the interim Subadvisory Agreements with SSgA (the "Interim Subadvisory Agreements") and the New Subadvisory Agreements with SSgA accrue daily at the rate of 1/365th of the advisory fee rate for each Fund, and are payable

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monthly on the third business day of each month based on the annual percentages of the Fund's average daily net assets during each month.

CITIZENS GLOBAL EQUITY FUND. The fees payable by the Manager under the Clemente, Interim and New Subadvisory Agreements for the Global Equity Fund are set forth below:

                                   FEES PAYABLE UNDER THE CLEMENTE, INTERIM AND
            FUND                             NEW SUBADVISORY AGREEMENTS
Citizens Global Equity Fund        0.35% on the first $500 million of net assets managed
                                   0.25% on net assets managed over $500 million

As you can see, fees payable under the New Subadvisory Agreement with respect to the Global Equity Fund are the same as those that were payable under the terms of the Clemente and Interim Subadvisory Agreements.

Fees paid to Clemente for services provided to the Global Equity Fund pursuant to the Clemente Subadvisory Agreement for the period from July 1, 2000 to June 30, 2001 were $1,127,950.00. The same amount of fees would have been payable to SSgA for services provided during the same period, had the New Subadvisory Agreement been in effect for such period.

Fees paid to SSgA for services provided to the Global Equity Fund pursuant to the Interim Subadvisory Agreement for the period from October 17, 2001 through February 24, 2002 were $248,374.00. The same amount of fees would have been payable to SSgA for services provided during the same period, had the New Subadvisory Agreement been in effect for such period.

As of June 30, 2001, the Global Equity Fund had net assets of $254,303,222.

CITIZENS INTERNATIONAL GROWTH FUND. The fees payable by the Manager under the Clemente, Interim and New Subadvisory Agreements for the International Growth Fund are set forth below:

                                         FEES PAYABLE UNDER THE CLEMENTE, INTERIM AND
                  FUND                             NEW SUBADVISORY AGREEMENTS
  Citizens International Growth Fund     0.40% on the first $500 million of net assets managed
                                         0.30% on net assets managed over $500 million

As you can see, fees payable under the New Subadvisory Agreement with respect to the International Growth Fund are the same as those that were payable under the terms of the Clemente and Interim Subadvisory Agreements.

Fees paid to Clemente for services provided to the International Growth Fund pursuant to the Clemente Subadvisory Agreement for the period from December 20, 2000 (commencement of operations) to June 30, 2001 were $1,878.00. The same amount of fees would have been payable to SSgA for services provided

                                       6
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during the same period, had the New Subadvisory Agreement been in effect for such period.

Fees paid to SSgA for services provided to the International Growth Fund pursuant to the Interim Subadvisory Agreement for the period from October 17, 2001 through February 24, 2002 were $4,372.00. The same amount of fees would have been payable to SSgA for services provided during the same period, had the New Subadvisory Agreement been in effect for such period.

As of June 30, 2001, the International Growth Fund had net assets of $1,637,272.

Except for certain payments made to State Street Bank and Trust Company, an affiliate of SSgA, as discussed below, neither SSgA nor any affiliated person of SSgA, nor any affiliated person of any such affiliated person, received any other fees from the Manager or from the Funds for services provided to the Funds during the fiscal year ended June 30, 2001. There were no other material payments by the Manager or the Funds to SSgA, any affiliated person of SSgA, or any affiliated person of any such affiliated person, during the fiscal year ended June 30, 2001. In addition, for the fiscal year ended June 30, 2001, no commissions were paid to any broker (i) that is an affiliated person of the Funds, (ii) that is an affiliated person of any affiliated person of the Funds, or (iii) an affiliated person of which is an affiliated person of the Funds, the Manager, SSgA, or the distributor of the Funds. For the period from July 1, 2000 to September 30, 2000 (October 13, 2000 for the Global Equity Fund), State Street Bank and Trust Company served as custodian for the series of the Trust. For the period from July 1, 2000 to October 13, 2000, State Street Bank and Trust Company received $194,669.34 from the Trust for its services as custodian.

INFORMATION REGARDING SSGA

SSgA is a Massachusetts corporation and has been a registered investment adviser since April, 2001. SSgA is the successor to the mutual fund investment operations of State Street Global Advisors, which was established in 1978 as a division of State Street Bank and Trust Company. SSgA is a wholly-owned subsidiary of State Street Corporation ("State Street"), SSgA's ultimate parent. State Street is a financial holding company organized under the laws of the Commonwealth of Massachusetts. The principal offices of State Street are located at 225 Franklin Street, Boston, Massachusetts 02110, and the principal offices of SSgA are located at Two International Place, Boston, Massachusetts 02110. As of December 31, 2001, State Street and its subsidiaries had over $785 billion in assets under management worldwide.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and directors of SSgA as of March 31, 2002. The principal business address of each individual, as it relates to his or her duties at SSgA, is the same as that of SSgA.

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NAME                                   PRINCIPAL OCCUPATION

Agustin S. Fleites                     President and Director

Thomas P. Kelly                        Treasurer

Mark J. Duggan                         Chief Legal Officer

Peter A. Ambrosini                     Chief Compliance Officer

Timothy Harbert                        Director

Mitchell H. Shames                     Director

No officer or Trustee of either Fund currently is an officer or employee of SSgA. No officer or Trustee of either Fund owns the securities of or has any other material direct or indirect interest in SSgA or any other person controlling, controlled by or under common control with SSgA. As of December 31, 2001, none of the Trustees of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which SSgA, State Street or any subsidiary of SSgA or any subsidiary of State Street was or is to be a party.

MANAGEMENT ACTIVITIES. As of December 31, 2001, SSgA had approximately $57 billion in assets under management.

SSgA acts as subadviser for a registered investment company with an investment objective similar to that of the International Growth Fund. The name of such fund, together with information concerning the fund's net assets and the fees paid to SSgA for its services, are set forth in Appendix B.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on February 25, 2002, the Trustees of the Funds, including all of the Independent Trustees, considered information with respect to whether the proposed New Subadvisory Agreements were in the best interests of the Funds and their respective shareholders. The Board of Trustees considered, among other factors, representations by SSgA regarding the nature and quality of services provided by SSgA and information regarding fees, expense ratios and performance. In evaluating SSgA's ability to provide services to the Funds, the Trustees also considered information as to SSgA's business organization and personnel, and State Street's financial resources.

The Manager noted that SSgA had a well defined and well-established investment process, and an investment style compatible with the Funds' investment objectives. The Manager further noted SSgA's and its predecessor's track record for competitive performance. In evaluating SSgA's ability to provide services to each Fund, the Trustees considered information as to its management style and process, risks and other matters. The Trustees compared the investment performance of certain equity accounts advised by

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SSgA having an investment objective similar to the Funds against various benchmarks.

Based upon their review, the Trustees concluded that (a) the terms of the New Subadvisory Agreements were reasonable, fair and in the best interests of the Funds and their shareholders, and (b) the fees provided in the New Subadvisory Agreements were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved each of the New Subadvisory Agreements.

                             ADDITIONAL INFORMATION

As of March 31, 2002, the following number of shares of each class of each Fund was outstanding:

                         STANDARD CLASS    INSTITUTIONAL CLASS   ADMINISTRATIVE CLASS      TOTAL SHARES
        FUND                 SHARES               SHARES                SHARES             OUTSTANDING
---------------------- ------------------- --------------------- ---------------------- -------------------
Citizens Global
Equity Fund                10,272,440            872,787                137,964             11,283,191

Citizens
International Growth
Fund                        414,429                N/A                    N/A                414,429

The Trust's distributor is Citizens Securities, Inc., 230 Commerce Way, Portsmouth, New Hampshire 03801. The Trust's transfer agent and dividend-paying agent and accounting agent is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

As of December 31, 2001, the Trustees and officers of the Trust, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of each Fund.

As of March 31, 2002, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of each Fund

                                                                                              PERCENT OF
                                                                 AMOUNT OF BENEFICIAL         BENEFICIAL
FUND - CLASS                 NAME AND ADDRESS OF SHAREHOLDER     OWNERSHIP                    INTEREST
---------------------------- ----------------------------------- ---------------------------- ---------------
Global Equity Fund -         Charles Schwab & Co., Inc.
Standard Class Shares        101 Montgomery Street
                             San Francisco, CA 94104             $75,599,287.50                 46.44%

                             National Financial
                             Servicing Corp.
                             1 World Financial Center
                             200 Liberty Street
                             New York, NY 10281                  $13,797,642.41                  8.48%

Global Equity Fund -         Charles Schwab & Co., Inc.
Institutional Class Shares   101 Montgomery Street
                             San Francisco, CA 94104             $ 1,407,529.87                 10.06%

                             Northern Trust
                             FBO Gaylord & Dorothy
                             Donnelley Foundation
                             P.O. Box 92956
                             Chicago, IL 60675                   $ 3,098,377.30                 22.15%

                             Dr. Phillips, Inc.
                             60 West Robinson Street
                             P.O. Box 3753
                             Orlando, FL 32801                   $ 1,506,494.43                 10.77%

                             WEA Tax Sheltered Annuity Trust
                             45 Nob Hill Road
                             Madison, WI 53713                   $   925,133.84                  6.61%

                             Caroline and Sigmund
                             Schott Foundation
                             678 Massachusetts Avenue
                             Cambridge, MA 02139                 $ 2,417,904.97                 17.28%

                             Atlantic Trust Company
                             NA, 100 Federal Street
                             Boston, MA 02110                    $   832,727.27                  5.95%

                             National Financial
                             Servicing Corp.
                             1 World Financial Center
                             200 Liberty Street
                             New York, NY 10281                  $   885,667.29                  6.33%

Global Equity Fund -         Chase Manhattan Bank
Administrative Class Shares  One Chase Square
                             Rochester, NY 14643                 $   269,876.88                 12.28%

                             ING National Trust
                             151 Farmington Avenue
                             Hartford, CT 06156                  $ 1,424,869.80                 64.83%

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

International Growth Fund    Charles Schwab & Co., Inc. 101
                             Montgomery Street
                             San Francisco, CA 94104             $ 1,287,560.02                 42.85%

                             Citizens Advisers, Inc.
                             230 Commerce Way
                             Portsmouth, NH 03801                $   362,500.00                 12.06%

                             Jane B. Dunaway Revocable
                             Living Trust,
                             P.O. Box S, PMB NO3563
                             Carmel, CA 93921                       $438,861.98                 14.61%

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.


                                            By Order of the Board of Trustees,


                                            John L. Shields
                                            President

__________ __, 2002


                                      11
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                                                                      APPENDIX A

THE FOLLOWING SUBADVISORY AGREEMENT IS A CONFORMED COPY OF THE INVESTMENT SUB-ADVISORY AGREEMENTS OF CITIZENS GLOBAL EQUITY FUND AND CITIZENS INTERNATIONAL GROWTH FUND.


                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                             CITIZENS ADVISERS, INC.
                                       AND
                           SSGA FUNDS MANAGEMENT, INC.

This Agreement is made as of this 25th day of February 2002, between Citizens Advisers, Inc., a New Hampshire corporation (the "Adviser"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Sub-Adviser").

WHEREAS, the Adviser is in the business of providing investment advisory services; and

WHEREAS, the Sub-Adviser is in the business of providing investment advisory services; and

WHEREAS, Citizens Funds (the "Investment Company") is a Massachusetts business trust that is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of multiple series, each having its own investment policy; and

WHEREAS, the [CITIZENS GLOBAL EQUITY FUND] [CITIZENS INTERNATIONAL GROWTH FUND](the "Fund") is a series of the Investment Company; and

WHEREAS, pursuant to the Management Agreement between the Investment Company and the Adviser, dated June 1, 1992, amended and restated as of July 3, 2001, and as may be further amended from time to time (the "Management Agreement"), the Adviser is required to perform investment advisory services to the series of the Investment Company including the Fund; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Investment Company with respect to the Fund, and the Sub-Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. APPOINTMENT OF SUB-ADVISER. In accordance with and subject to the Management Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Notwithstanding any provision of this Agreement to the contrary, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Fund.

2. ADVISORY DUTIES. The Sub-Adviser shall manage the investment operations and the composition of such portion of the Fund's assets as the Adviser may designate from time to time, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies as stated in the Investment Company's then-current Registration Statement relating to the Fund. The Sub-Adviser's duties hereunder are subject to the following understandings:

         (a) The Sub-Adviser shall provide supervision of investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

         (b) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Investment Company, as each may be amended from time to time, and the then-current Registration Statement of the Investment Company and with the instructions and directions of the Board of Trustees of the Investment Company or the Adviser, provided, however, the Sub-Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Sub-Adviser; and the Sub-Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

         (c) The Sub-Adviser shall promptly communicate to the officers and Trustees of the Investment Company and the Adviser such information relating to Fund transactions as they may reasonably request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the reasonable opinion of the Sub-Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Investment Company and to such other clients;

         (d) For the purposes of compliance with the Fund's prospectus language on "social criteria" the Adviser will furnish the Sub-Adviser with an approved list of securities from which the Sub-Adviser will select. The Sub-Adviser may purchase securities which it has suggested for addition to the approved list and for which the Sub-Adviser has prescreened based upon the criteria provided by the Adviser. The Sub-Adviser shall not purchase securities which have been rejected by the Adviser for inclusion on the approved list;

         (e) The Sub-Adviser shall maintain books and records with respect to the Investment Company's securities transactions and shall render to the Investment Company's Board of Trustees and the Adviser such periodic and special reports as the Board or the Adviser may reasonably request;

         (f) The Sub-Adviser shall provide the Investment Company and the Adviser with a list of all securities transactions as reasonably requested by the Investment Company or the Adviser;

         (g) The investment advisory services of the Sub-Adviser to the Investment Company and the Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others; and

         (h) Should the Trustees of the Investment Company or the Adviser at any time make a definite determination as to investment policy and notify the Sub-Adviser thereof, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Investment Company may at any time, upon notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets shall be purchased, sold or exchanged and what portion, if any, of the assets shall be held uninvested.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE TRANSACTION. The Sub-Adviser, subject to and in accordance with any directions which the Investment Company's Board of Trustees may issue from time to time, shall place, in the name of the Investment Company, on behalf of the Fund, orders for the execution of the securities transactions in which the Fund is authorized to invest. When placing such orders, the primary objective of the Sub-Adviser shall be to obtain the best net price and execution for the Fund but this requirement shall not be deemed to obligate the Sub-Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 29(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company, the Adviser and/or the Sub-Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and subject to any direction to the contrary by the Board of Trustees of the Investment Company, the Sub-Adviser may place orders with a broker who charges a commission higher than another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Sub-Adviser agree that the Sub-Adviser may select brokers for the execution of the Fund's securities transactions from among:

         (a) Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Investment Company, specifically including the quotations necessary to determine the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

         (b) Those brokers and dealers who provide brokerage and research services to the Adviser, the Sub-Adviser and/or their respective affiliated persons which relate directly to portfolio securities, actual or potential, of the Fund, or which place the Sub-Adviser in a better position to make decisions in connection with the management of the Fund's assets, whether or not such data may also be useful to the Adviser, the Sub-Adviser or their respective affiliated persons in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

         (c) If the Fund adopts procedures pursuant to Rule 17e-1 of the 1940 Act, affiliated brokers of Adviser or Sub-Adviser, when the Sub-Adviser has determined that the Fund will receive competitive execution, price and commissions and in accordance with such 17e-1 procedures. The Sub-Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

The Board of Trustees of the Investment Company, in its discretion, may instruct the Sub-Adviser to effect all or a portion of its securities transactions with brokers/dealers selected by the Board if the Board determines that use of such brokers/dealers is in the best interests of the Fund. The Sub-Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Sub-Adviser's primary duty to obtain the best net price and execution for the Fund.

4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e) hereof. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) under the 1940 Act. Nothing herein shall prevent the Sub-Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company's records.

5. REPORTS TO SUB-ADVISER. The Investment Company agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Sub-Adviser. The Investment Company shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Investment Company as the Sub-Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless otherwise directed by the Board of Trustees of the Investment Company or the Adviser, the Sub-Adviser shall not exercise any right to vote, appurtenant to any securities or other property held in the Fund's investment portfolio, but shall have the authority to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which are held in the Fund's investment portfolio and to do any act which may be necessary or advisable in connection therewith.

7. EXPENSES. During the term of this Agreement, the Sub-Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Adviser and/or Fund, as they may agree from time to time, shall bear all expenses that are incurred in their operations not specifically assumed by the Sub-Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company's administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company's Trustees and officers who are not officers or employees of the Investment Company's administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of any special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser as provided in this Agreement the Adviser shall pay to the Sub-Adviser such compensation as is designated in Exhibit A to this Agreement. The Investment Company and the Fund shall not be liable to the Sub-Adviser for the compensation of the Sub-Adviser. If the Sub-Adviser serves for less than the whole period of this Agreement, the Sub-Adviser's compensation shall be pro rated in accordance with the time served under the Agreement.

9. LIMITATION OF SUB-ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Sub-Adviser shall not be subject to any liability whatsoever to the Adviser or the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company. The parties agree that any stated limitations on liability shall not relieve the Sub-Adviser from any responsibility or liability under state or federal statutes. The Fund may enforce any obligations of the Sub-Adviser under this Agreement, and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

10.  DURATION AND TERMINATION.

         (a) This Agreement shall become effective on the date of its execution and shall govern the relations between the parties hereto thereafter, and shall remain in force until one year after initial approval by the Board of Trustees of the Fund. This Agreement shall continue in effect with respect to the Fund for successive annual periods after its effectiveness so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund who are not interested persons of the Fund, or of the Adviser, or of the Sub-Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and all rules, regulations and orders thereunder.

         (b) This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Investment Company, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not more than sixty (60) days nor less than thirty (30) days written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser on not less than ninety (90) days notice to the Trustees of the Investment Company and the Adviser. This Agreement shall automatically terminate in the event of its assignment.

         (c) This Agreement may be amended by the Adviser and the Sub-Adviser only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

         (d) The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated persons" and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable federal law.

12. REPRESENTATIONS OF THE ADVISER. The Adviser represents and warrants that:

     (a)  it has received a copy of Part II of the Sub-Adviser's Form ADV;

     (b) it has full corporate power and authority to enter into this Agreement and to carry out its terms; and

     (c) in the event that the Adviser, Sub-Adviser and Trustees of the Investment Company agree to the use of futures in the Fund, the Adviser agrees that at that time the Fund will be either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or
          (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

13. COVENANTS OF THE SUBADVISER. The Sub-Adviser agrees that it (i) will not deal with itself or any of its affiliates, or with the Trustees of the Investment Company or the Investment Company's principal underwriter, if any, as principal, broker or dealer in making purchases or sales of securities or other property for the account of the Investment Company except as permitted by the 1940 Act and all rules, regulations and orders thereunder, (ii) will comply with all other provisions of the Investment Company's Declaration of Trust and

By-Laws then in effect and the Fund's current prospectus relative to the Sub-Adviser, its directors, officers, employees and affiliates, and (iii) will comply with all other laws, rules, regulations and orders applicable to the activities contemplated herein.

14. LIMITATION OF LIABILITY. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company allocated to the Fund, as provided in its Declaration of Trust dated as of July 3, 2001, as amended from time to time (the "Declaration"). The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company allocated to the Fund as provided in its Declaration.

 IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                                              CITIZENS ADVISERS, INC.


 By:     Kelley Marggraf                             By:        /s/ John L. Shields
         -----------------------------------                    ---------------------------------

                                                     Name:      John L. Shields
                                                     Title:     President and CEO


Attest:                                              SSGA FUNDS MANAGEMENT, INC.


 By:     Gregory J. Mulready                         By:        /s/ Agustin S. Fleites
         -----------------------------------                    ------------------------

                                                     Name:      Agustin S. Fleites
                                                     Title:     President



Acknowledged as of the date first set forth above.

CITIZENS FUNDS
On behalf of the [CITIZENS GLOBAL EQUITY FUND] [CITIZENS INTERNATIONAL GROWTH FUND]

By:      /s/ John L. Shields
         -----------------------------------

Name:      John L. Shields
Title:     President

                                    EXHIBIT A
                                  TO APPENDIX A

As consideration for the Sub-Adviser's services to the Fund, the Sub-Adviser shall receive from the Adviser an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the third business day of each month, of the following annual percentages of the Fund's average daily net assets during the month:

[CITIZENS GLOBAL EQUITY FUND          0.35% ON THE FIRST $500 MILLION OF NET
                                      ASSETS MANAGED
                                      0.25% ON NET ASSETS MANAGED OVER $500
                                      MILLION]

[CITIZENS INTERNATIONAL GROWTH FUND   0.40% ON THE FIRST $500 MILLION OF NET
                                      ASSETS MANAGED
                                      0.35% ON NET ASSETS MANAGED OVER $500
                                      MILLION]

                                                                      APPENDIX B

     SSgA acts as investment subadviser for the following registered investment company with an investment objective similar to that of the Citizens International Growth Fund:

FUND                                      NET ASSETS           FEES PAID TO SSGA
------------------------------------------------------------------------------------------------
CitiStreet International Stock Fund       $123 million         0.55% on the first $50 million of
                                                               net assets managed;
                                                               0.50% on the next $50 million of
                                                               net assets managed;
                                                               0.45% thereafter.